                                                                   EXHIBIT 10.35

                                WARRANT AGREEMENT

      This WARRANT AGREEMENT (the "Agreement"), dated as of June 25, 1999, is among SUMMO MINERALS CORPORATION, a corporation organized under the laws of the Province of British Columbia, Canada, (the "Company"), RESOURCE CAPITAL FUND L.P., a Cayman Islands limited partnership ("RCF") and ST. MARY MINERALS, INC., a Delaware corporation ("St. Mary," and together with RCF, the "Holders").

                                    Recitals

      A. The Company and Summo USA Corporation, a wholly-owned subsidiary of the Company, as co-borrowers ("Summo (USA)," with the Company and Summo (USA) referred to together as "Borrowers"), RCF, as agent and as a lender, and St. Mary, as a lender, have entered into an Amended and Restated Credit Agreement dated as of June 25, 1999 (the "Credit Agreement"), pursuant to which the Holders have extended credit to the Borrowers.

      B. Pursuant to the Credit Agreement, as a portion of the inducement to the Holders to extend the credit provided for therein, the Company has agreed to issue certain warrants as provided herein (the "Warrants") permitting each of RCF and St. Mary, each acting severally and in its sole discretion, to purchase shares of the no par value common stock of the Company (the "Common Stock"), with the Common Stock issuable by the Company upon exercise of the Warrants referred to herein as the "Warrant Shares."

      C. The parties intend that capitalized terms used but not defined herein will have the meanings given to them in the Credit Agreement.

                                    Agreement

      NOW, THEREFORE, in consideration of the Holders' extension of credit to the Borrowers pursuant to the Credit Agreement and of the covenants herein, the parties hereto agree as follows:

      SECTION 1. Warrant Certificates. The Warrants shall be evidenced by two forms of certificate, as appended hereto as Exhibit A-1 (the "RCF Warrant Certificate") and Exhibit A-2 (the "St. Mary Warrant Certificate") with all such certificates collectively referred to as the "Warrant Certificates." The Warrants shall each be in registered form only.

      SECTION 2. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary under its corporate seal. The seal of the Company shall be impressed on the Warrant Certificates.

      Any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company (as provided above) to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such an officer.


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      SECTION 3. Registration. The Company shall number and register the Warrant
Certificates in a register as they are issued by the Company. The Company may deem and treat the registered holder(s) (the words "holders" or "holder" as used herein meaning the registered holders or registered holder and any transferee of either of the registered Holders) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and the Company shall not be affected by any notice to the contrary.

      SECTION 4. Registration of Transfers and Exchanges. The Company shall from time to time register the transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose, upon surrender thereof accompanied (if so required by it) by a written instrument or instruments of transfer duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. Canceled Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company.

      Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled by the Company.

      SECTION 5. Issuance of Warrants. Concurrently with the execution of this Agreement, the Company will issue the RCF Warrant and the St. Mary Warrant and deliver them to the respective Holders.

      SECTION 6. Terms of Warrants; Exercise of Warrants; Company Repurchase Rights.

                  6.1 Terms of Warrants. The Warrants shall be issued on the following terms, certain of which terms are subject to adjustment as provided in this Agreement:

                        a.    RCF Warrant.

                              Number of Shares
                              of Common Stock:   50,000,000*
                              Exercise Price:    Canadian $0.12/share of
                              Common Stock*

                              Exercise Period:   The date of this Agreement
                              through June 25, 2004**

                        b.    St. Mary Warrant.


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                              Number of Shares
                              of Common Stock:   17,500,000*

                              Exercise Price:    Canadian $0.12/share of
                              Common Stock*

                              Exercise Period:   The date of this Agreement
                              through June 25, 2004**

                              * Subject to adjustment as provided in Section 11 below.

                              ** Not subject to adjustment, even if amounts due under the Credit Agreement are paid prior to the Expiry Date.

                  6.2 Exercise of Warrants.

                        a. Exercise by Holders. Each Holder, acting severally, may elect, in its sole discretion, to exercise its respective Warrants, in whole or in part, at any time and from time to time during the Exercise Period for such Warrant set forth in Section 6.1, in the manner specified in Paragraph b. below.

                        b. General Provisions Regarding Exercise. To exercise any Warrant, in whole or in part, a Holder shall deliver to the Company during the Exercise Period for such Warrant (a) the Warrant Certificate or Certificates for the Warrant being exercised, (b) written notice, in substantially the form of the Subscription Notice appended hereto as Exhibit B, of such Holder's election to exercise such Warrant, which notice shall specify the number of shares of Common Stock to be purchased, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered and (c) payment of the Exercise Price with respect to such shares of Common Stock. Such payment may be made, at the option of such Holder, by cash, certified or bank cashier's check or wire transfer. Each exercise of a Warrant shall, upon delivery of all of the foregoing to the Company before 5:00 p.m. on June 25, 2004, be irrevocable.

      Upon such surrender of Warrant Certificates, delivery of a Subscription Notice and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant holder and in such name or names as the holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 12, if applicable, provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (m) of Section 11 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash, if applicable, as provided in Section 12. Such certificate or certificates shall be deemed to have been issued and any person


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

so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

      Each Warrant shall be exercisable, at the election of the holder thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued pursuant to the provisions of this Section.

      All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Company. Such canceled Warrant Certificates shall then be disposed of by the Company.

      SECTION 7. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      SECTION 8. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

      SECTION 9. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

      The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of, any Warrant, will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any Warrant. The Company will supply such Transfer Agent with duly executed


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certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 12. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 13 hereof.

      Before taking any action which would cause an adjustment pursuant to
Section 11 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

      The Company covenants that all Warrant Shares which are issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

      SECTION 10. Stock Exchange Listing; Free Tradeability of Warrant Shares. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the Toronto Stock Exchange (or other such exchange on which the Common Stock is traded) and, subject to any applicable statutory hold period, tradeable without restriction by the holder thereof immediately upon receipt.

      SECTION 11. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price applicable to each Warrant and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 11. For purposes of this Section 11, "Common Stock" means shares, now or hereafter authorized, of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

      (a)   Adjustment for Change in Capital Stock.

      If the Company:

            (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

            (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

            (3) combines its outstanding shares of Common Stock into a smaller number of shares;

            (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or


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            (5) issues by reclassification of its Common Stock any shares of its capital stock;

      then, the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which it would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

            The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

            If after an adjustment a holder of a Warrant may, upon exercise of the Warrant, receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

            Such adjustment shall be made successively whenever any event listed above shall occur.

      (b)   Adjustment for Rights Issue.

            If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the current Market Price per share on that record date, each Exercise Price shall be adjusted in accordance with the formula:

                                          O + N x P
                                              -----
                                 E' = E x       M
                                          -------
                                             O + N
      where:

            E' =  the adjusted Exercise Price.

            E  =  the current Exercise Price.

            O  =  the number of shares of Common Stock outstanding on the record date.

            N  =  the number of additional shares of Common Stock offered.

            P  =  the offering price per share of the additional shares.


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            M  =  the current Market Price per share of Common Stock on the record date, with "Market Price" meaning the closing price on the last day preceding the date of adjustment on which Common Stock traded.

            The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

      (c)   Adjustment for Other Distributions.

            If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Company, each Exercise Price shall be adjusted in accordance with the formula:

                        E' = E x M - F
                                 -----
                                   M

      where:

            E' =  the adjusted Exercise Price.

            E  =  the current Exercise Price.

            M  =  the current Market Price per share of Common Stock on the record date mentioned below.

            F  =  the fair market value on the record date of the assets, securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value.

            The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

            This subsection (c) does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles. Also, this subsection does not apply to rights, options or warrants referred to in subsection (b) of this Section 11.

      (d)   Adjustment for Common Stock Issue.


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            If the Company issues shares of Common Stock for a consideration per share less than the current Market Price per share on the date the Company fixes the offering price of such additional shares, each Exercise Price shall be adjusted in accordance with the formula:

                                              P
                                             --
                                 E' = E x O + M
                                          -----
                                            A

      where:

            E' =  the adjusted Exercise Price.

            E  =  the then current Exercise Price.

            O  =  the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares.

            P  =  the aggregate consideration received for the issuance of such additional shares.

            M  =  the current Market Price per share of Common Stock on the date the Company fixes the offering price of such additional shares.

            A = the number of shares of Common Stock outstanding immediately after the issuance of such additional shares.

            The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

            This subsection (d) does not apply to:

            (1) any of the transactions described in subsections (b) and (c) of this Section 11;

            (2) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock;

            (3) Common Stock issued to the Company's employees under bona fide incentive stock option agreements entered into in accordance with the policies of the applicable securities regulatory bodies, and approved by the holders of Common Stock when required by law;

            (4) Common Stock issued upon the exercise of rights or warrants issued to the holders of Common Stock;


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            (5) Common Stock issued to shareholders of any person which merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger; or

            (6) Common Stock issued in a bona fide public offering in which an investment dealer has been retained as agent or underwriter.

      (e)   Adjustment for Convertible Securities Issue.

            If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this Section 11) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the current Market Price per share on the date of issuance of such securities, each Exercise Price shall be adjusted in accordance with this formula:

                                              P
                                             --
                                 E' = E x O + M
                                          -----
                                          O + D

      where:

            E' =  the adjusted Exercise Price.

            E  =  the then current Exercise Price.

            O  =  the number of shares of Common Stock outstanding immediately prior to the issuance of such securities.

            P  =  the aggregate consideration received for the issuance of such securities.

            M  =  the current Market Price per share of Common Stock on the date of issuance of such securities.

            D  =  the maximum number of shares of Common Stock deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

            The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

            If all of the Common Stock deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

            This subsection (e) does not apply to:


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            (1) convertible securities issued to shareholders of any person which merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, or

            (2) convertible securities issued in a bona fide public offering in which an investment dealer has been retained as agent or underwriter.

      (f)   Consideration Received.

            For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 11, the following shall apply:

            (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

            (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution, a copy of which shall be mailed to each holder; and

            (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

      (g)   When De Minimis Adjustment May Be Deferred.

            No adjustment in any Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in such Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

            All calculations under this Section shall be made to the nearest cent or to the nearest l/l00th of a share, as the case may be.

      (h)   When No Adjustment Required.

            No adjustment need be made for a transaction referred to in subsections (a), (b), (c), (d) or (e) of this Section 11 if Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate


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      in light of the basis and notice on which holders of Common Stock participate in the transaction.

            No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

            No adjustment need be made for a change in the par value of the Common Stock.

            To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

      (i)   Notice of Adjustment.

            Whenever any Exercise Price is adjusted, the Company shall provide the notices required by Section 13 hereof.

      (j)   Voluntary Reduction.

            The Company from time to time may reduce any Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may any Exercise Price be less than the par value of a share of Common Stock.

            Whenever any Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

            A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b),
      (c), (d) and (e) of this Section 11.

      (k)   Notice of Certain Transactions.

            If:

            (1) the Company takes any action that would require an adjustment in the Exercise Price pursuant to subsections (a), (b), (c), (d), (e) or (l) of this Section 11 and if the Company does not arrange for Warrant holders to participate pursuant to subsection (h) of this Section 11;

            (2) the Company takes any action that would require a supplemental Warrant Agreement pursuant to subsection (m) of this Section 11; or

            (3) there is a liquidation or dissolution of the Company;

      then, the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision,


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      combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

      (l)   Reorganization of Company.

            If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor Company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement.

            If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

            If this subsection (l) applies, subsections (a), (b), (c), (d) and
      (e) of this Section 11 do not apply.

      (m)   When Issuance or Payment May Be Deferred.

            In any case in which this Section 11 shall require that an adjustment in any Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the applicable Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 12; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

      (n)   Adjustment in Number of Shares.

            Upon each adjustment of any Exercise Price pursuant to this Section 11, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                   N' = N x E
                                           --
                                           E'

      where:

            N' = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

            N  =  the number or Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

            E' =  the adjusted Exercise Price.

            E  =  the Exercise Price prior to adjustment.

      (o)   Form of Warrants.

            Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

      (p)   Limitation on Exercise Price Adjustment.

            Notwithstanding the provisions of subsections 11(b), (c), (d) and
      (e), in no event shall the Exercise Price be reduced by the application of such subsections to a price less than C$0.1125, prior to the application, if at all, of subsection 11(a).

            SECTION 12. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 12, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

            SECTION 13. Notices to Warrant Holders. Upon any adjustment of the Exercise Price pursuant to Section 11, the Company shall promptly thereafter cause to be given to each of the registered holders of the Warrant Certificates at its address appearing on the Warrant register a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 13.

            In case:

            (a) the Company shall authorize the issuance of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants to all holders of shares of Common Stock; or

            (b) the Company shall authorize the distribution of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 11 hereof) to all holders of shares of Common Stock; or

            (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

            (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

            (e) the Company proposes to take any action (other than actions of the character described in Section 11(a)) which would require an adjustment of the Exercise Price pursuant to Section 11;

      then, the Company shall cause to be given to each of the registered holders of the Warrant Certificates at its address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 13 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

            Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

            SECTION 14. Notices to Company. Any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company), as follows:

                        SUMMO MINERALS CORPORATION
                        1776 Lincoln Street
                        Suite 900
                        Denver, Colorado 80203
                        Fax No.: 303-863-1736

            In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Transfer Agent.

            SECTION 15. Supplements and Amendments. The Company and the Warrant holders may from time to time supplement or amend this Agreement with the approval of all holders of Warrant Certificates.

            SECTION 16. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holders shall bind and inure to the benefit of their respective successors and assigns hereunder.

            SECTION 17. Termination. This Agreement shall terminate at 5:00 p.m., Mountain Standard Time on June 25, 2004. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised.

            SECTION 18. Governing Law; Jurisdiction and Venue. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Colorado and for all purposes shall be construed in accordance with the internal laws of said State.

            All judicial proceedings arising out of or relating to this Agreement and each Warrant Certificate issued hereunder may be brought in any court of competent jurisdiction in the City and County of Denver, Colorado, and by execution and delivery of this Agreement, the Company accepts for itself generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non convenience and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or any Warrant Certificate issued hereunder.

            SECTION 19. Transferabilitv and Nonnegotiabilitv of Warrant. The Warrants may not be transferred or assigned in whole or in part without compliance by the transferor and transferee with all applicable Canadian and United States, federal, provincial and state securities laws and with all applicable rules and policies of any stock exchange having jurisdiction. Subject to compliance with such laws, rules and policies, title to the Warrants may be transferred by endorsement of the Warrant Certificate and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

            SECTION 20. Exchange of Warrant Upon a Transfer. On surrender of the Warrant Certificate for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Agreement with respect to compliance with applicable securities laws and with the limitations on assignments and transfers and contained in Section 19, the Company at its expense shall issue to or on the order of the Holder a new Warrant Certificate of like tenor, in the name of the Holder or as the Holder may direct, for the number of shares issuable upon exercise hereof.

            SECTION 21. Compliance with Securities Laws. Each Holder agrees that it will not offer, sell or otherwise dispose of its Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Canadian or United States federal or any provincial or state securities laws or in a violation of any applicable rules and policies of any stock exchange having jurisdiction. Prior to any proposed transfer of any Warrant, the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under applicable laws, whereupon the Holder shall be entitled to transfer this Warrant in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation).

            SECTION 22. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, each of the Holders and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, each of the Holders and the registered holders of the Warrant Certificates.

            SECTION 23. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      [ REMAINDER OF THIS PAGE INTENTIONALLY BLANK ]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                   SUMMO MINERALS CORPORATION


                                   By: /s/ GREGORY A. HAHN
                                       ---------------------------------
                                   Name: Gregory A. Hahn
                                         -------------------------------
                                   Title: President
                                          ------------------------------

      [Seal]

      Attest:
            Secretary

                                   RESOURCE CAPITAL FUND L.P.
                                   By:    Resource Capital Associates L.L.C,
                                          General Partner


                                   By: /s/ JAMES T. McCLEMENTS
                                       --------------------------------
                                            James T. McClements
                                            Managing Director


                                   ST. MARY MINERALS, INC.


                                   By: /s/ MARK A. HELLERSTEIN
                                       --------------------------------
                                   Name: Mark A. Hellerstein
                                         ------------------------------
                                   Title: President
                                          -----------------------------

                     EXERCISABLE ON OR BEFORE JUNE 25, 2004

      No. 1                                                 50,000,000 Warrants

                             RCF Warrant Certificate

                           SUMMO MINERALS CORPORATION

            This Warrant Certificate certifies that RESOURCE CAPITAL FUND L.P., or registered assigns, is the registered holder of 50,000,000 Warrants expiring June 25, 2004 (the "Warrants") to purchase Common Stock, no par value per share (the "Common Stock"), of Summo Minerals Corporation, a British Columbia corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. Mountain Standard Time on June 25, 2004, one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of C$0.12 payable in lawful money of Canada upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company, but only subject to the conditions set forth herein and in the Warrant Agreement referred to herein. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

            No Warrant may be exercised after 5:00 p.m. Mountain Standard Time on June 25, 2004, and to the extent not exercised by such time such Warrants shall become void.

            This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of Colorado.

            All judicial proceedings arising out of or relating to this Warrant Certificate may be brought in any court of competent jurisdiction in the City and County of Denver, Colorado, and by execution and delivery of this Agreement, the Company accepts for itself generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Warrant Certificate.

            The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring June 25, 2004 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to a Warrant Agreement dated as of June 25, 1999 (the "Warrant Agreement"), duly executed and delivered by the Company to Resource Capital Fund L.P. ("RCF") and St. Mary Minerals, Inc. ("St. Mary"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Holders and the holders (the words "holders" or "holder" meaning the registered holders or registered holder and any transferee of the registered Holder) of the Warrants. A copy of the

      Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

            Warrants may be exercised at any time on or before 5:01 p.m. Mountain Standard Time, June 25, 2004. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

            The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

            Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

            Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

            The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

            IN WITNESS WHEREOF, SUMMO MINERALS CORPORATION has caused this Warrant Certificate to be signed by its President and by its Secretary, and has caused its corporate seal to be affixed hereunto or imprinted hereon.

            Dated: June ___, 1999

                                         SUMMO MINERALS CORPORATION


                                         By
                                           ---------------------------------
                                                President


                                         By
                                             ---------------------------------
                                                Secretary

                     EXERCISABLE ON OR BEFORE JUNE 25, 2004

      No. 2                                                 17,500,000 Warrants

                          St. Mary Warrant Certificate

                           SUMMO MINERALS CORPORATION

            This Warrant Certificate certifies that ST. MARY MINERALS, INC., or registered assigns, is the registered holder of 17,500,000 Warrants expiring June 25, 2004 (the "Warrants") to purchase of Common Stock, no par value per share (the "Common Stock"), of Summo Minerals Corporation, a British Columbia corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. Mountain Standard Time on June 25, 2004, one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of C$0.12 payable in lawful money of Canada upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company, but only subject to the conditions set forth herein and in the Warrant Agreement referred to herein. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

            No Warrant may be exercised after 5:00 p.m. Mountain Standard Time on June 25, 2004, and to the extent not exercised by such time such Warrants shall become void.

            This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of Colorado.

            All judicial proceedings arising out of or relating to this Warrant Certificate may be brought in any court of competent jurisdiction in the City and County of Denver, Colorado, and by execution and delivery of this Agreement, the Company accepts for itself generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Warrant Certificate.

            The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring June 25, 2004 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to a Warrant Agreement dated as of June 25, 1999 (the "Warrant Agreement"), duly executed and delivered by the Company to Resource Capital Fund L.P. ("RCF") and St. Mary Minerals, Inc. ("St. Mary"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Holders and the holders (the words "holders" or "holder" meaning the registered holders or registered holder and any transferee of the registered Holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

            Warrants may be exercised at any time on or before 5:01 p.m. Mountain Standard Time, June 25, 2004. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

            The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

            Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

            Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

            The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

            IN WITNESS WHEREOF, SUMMO MINERALS CORPORATION has caused this Warrant Certificate to be signed by its President and by its Secretary, and has caused its corporate seal to be affixed hereunto or imprinted hereon.

            Dated: June ___, 1999

                                    SUMMO MINERALS CORPORATION


                                    By
                                      ---------------------------------
                                                President


                                    By
                                      ---------------------------------
                                                Secretary

      TO:   SUMMO MINERALS CORPORATION

      THE HOLDER HEREBY SUBSCRIBES FOR shares of Common Stock of Summo Minerals Corporation (or such number of shares or other security or property to which such subscription entitles the undersigned in lieu thereof under the provision of the Warrant Agreement) at $ (Cdn.) per share of Common Stock (or the adjusted dollar amount per share at which the undersigned is entitled to purchase such shares under the provisions of the Warrant Agreement) and on the other terms set out in the applicable Warrant Certificate and Warrant Agreement and encloses herewith a certified cheque, bank draft or money order in Canadian dollars payable to "Summo Minerals Corporation" in payment of the aggregate subscription price therefor.

      The undersigned hereby irrevocably directs that the shares of Common Stock be delivered, subject to the conditions set out in this certificate and the provisions of the Warrant Agreement, and that the said shares of Common Stock be registered as follows:

                                           Address(es)                Number of
           Name(s) in Full            (Include Postal Code)            Shares
           ---------------            ---------------------            ------


                                                        TOTAL:

      (Please print full name in which certificate(s) are to be issued. If any of the shares of Common Stock are to be issued to a person or persons other than the Warrantholder, the Transfer Form must also be completed and the Warrantholder must pay to the Company all requisite taxes or other government charges, if any.)

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

      DATED this         day of           ,     .


                                       Signature of Subscriber


                                       Name of Subscriber


                                       Address of Subscriber


                                       (Include Postal Code)